UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (date of earliest event
                                   reported):

                                April 15, 1999



                  Nissan Auto Receivables 1998-A Grantor Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Delaware                         333-64565                  33-0479655
 ---------------------           -------------                ------------
(State or other Juris-            (Commission               (I.R.S. Employer
diction of incorporation)     Registration Number)        Identification Number)


                  Nissan Auto Receivables 1998-A Grantor Trust
                     c/o Nissan Motor Acceptance Corporation
                              900 West 190th Street
                           Torrance, California 90502
                                 (310) 719-8013
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                           Exhibit Index is on Page 4

Item 5.    Other Events.

     On April 15, 1999, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Agreement"), between Nissan Motor Acceptance Corporation, as Servicer, Nissan Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Nissan Auto Receivables 1998-A Grantor Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7(c). Exhibits.

           Exhibit No.                Description
           -----------                ------------
           99.1                       Servicer's Certificate for the
                                      month of March 1999

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Nissan Auto Receivables 1998-A Grantor Trust

                            By:     Nissan Motor Acceptance Corporation,
                                    as Servicer



Date:   April 19, 1999         By:  /s/Tomoaki Shimazu
                             Name:  Tomoaki Shimazu
                            Title:  Vice President, Finance
                                    and Corporate Planning

                                  EXHIBIT INDEX



                                                      Sequentially
                                                        Numbered
Exhibit No.         Description                           Page
------------        -------------                     ------------
99.1                Servicer's Certificate                  5
                    for the month of
                    March 1999